Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and contingencies
Commitments and contingencies

22.	Commitments and contingencies
Capital commitment
As of December 31, 2021
, the Group has contracted for capital expenditures of RMB765,700 (2020
: RMB
1,255,703).
Other commitments
The Group has the following commitments:
The Group commits to purchase services from one of its related parties at the amounts of US US$20.0 million (approximately RMB127.5 million during the year end ing
 December 31, 2022. (2020: US$40.0 million (approximately RMB261.0 million)).

During
the years ended December 31, 2020 and 2021, the Group acquired several limited partnership funds recognized as equity investments without readily determinable fair value. As of December 31, 2021, the Group’s total contribution to these funds amounted to RMB102.1 million and there is a remaining investment commitment of RMB103.5 million.
In October 2019, the Group acquired 17% limited partnership interest in Sequoia Fashion and Technology, which is a PRC limited partnership industry fund. As of December 31, 2021, the Group’s total contribution to the fund amounted to RMB480.0 million and there is a remaining investment commitment of RMB1,520.0 million.
During the years ended December 31, 2020 and 2021, the Group acquired several limited partnership funds recognized as investment in equity method investee. As of December 31, 2021, the Group’s total contribution to these funds amounted to RMB141.6 million and there is a remaining investment commitment of RMB85.8 million.

Contingencies
The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. The Group does not believe that any currently pending legal proceeding to which the Group is a party will have a material effect on its business, results of operations or cash flows.